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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 25, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)
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
          Delaware            File No. 1-12248           54-1437073
      (State or other         (Commission File         (IRS Employer
      jurisdiction of              Number)           Identification No.)
       incorporation)
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                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3600
             (Registrant's telephone number, including area code)
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Item 5.    Other events
           ------------

     In a press release dated January 25, 2000, Kaiser Group International, Inc. announced that Kaiser-Hill Company, LLC signed a closure contract for the Rocky Flats Environmental Technology Site. Kaiser-Hill is a joint venture owned equally by Kaiser Group International, Inc. and CH2M Hill Companies Ltd. A copy of this six page press release, which includes Kaiser-Hill's press release, is attached to this Report on Form 8-K as Exhibit A.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KAISER GROUP INTERNATIONAL, INC.
                                              (Registrant)



                                          /s/ Timothy P. O'Connor
                                          ---------------------------
                                          Timothy P. O'Connor
                                          Senior Vice President and
                                          Chief Financial Officer

Date:  January 27, 2000